UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): June 15, 2005 (June 10, 2005)

                        Commission file number: 000-16299
                                ----------------

                               ANTS SOFTWARE INC.
             (Exact name of registrant as specified in its charter)

                Delaware                                   13-3054685
    (State or other jurisdiction of         (IRS Employer Identification Number)
     Incorporation or Organization)

              700 Airport Blvd., Suite 300,                    94010
                      Burlingame, CA
         (Address of principal executive offices)            (Zip Code)

                                 (650) 931-0500
              (Registrant's Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

         On June 10, 2005, ANTs software inc. (the "Company") entered into an Indemnification Agreement with Joseph M. Kozak, the Company's newly appointed President, pursuant to which the Company agreed to indemnify Mr. Kozak against possible monetary liability to the maximum extent permitted under Delaware law. The Indemnification Agreement is attached hereto as Exhibit 10.1. The Company has entered into similar Indemnification Agreements with all of its present officers and directors.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Boyd Pearce as President

        Boyd Pearce resigned as the Company's President effective June 10, 2005. Mr. Pearce will remain as Chief Executive Officer and as an employee of the Company. A copy of Mr. Pearce's resignation is attached hereto as Exhibit 10.2.

Appointment of Joseph M. Kozak as President

         On June 10, 2005, the Board of Directors of ANTs software inc. (the "Company") appointed Joseph M. Kozak as the President of the Company to serve at the pleasure of the Board.

         Mr. Kozak, was retained as a consultant of the Company for the period from April 18, 2005 to June 10, 2005. Before this appointment by the Company, commencing in March 2003, Mr. Kozak worked as a vice president of industry sales at Oracle Corporation. At Oracle, Mr. Kozak defined and executed global strategies for retail, distribution, life science, process manufacturing, and consumer packaged goods industries. Prior to Oracle, Mr. Kozak served as the CEO of Lombardi Software, a manufacturer of business process management solutions, from August 2000 to April 2002. From February 1999 to August 2000, Mr. Kozak managed the retail distribution and consumer goods North American business unit at Ernst and Young, LLP.

         Pursuant to the letter agreement between the Company and Mr. Kozak (the "Letter Agreement"), Mr. Kozak is employed by the Company at-will and his employment may be terminated by Mr. Kozak or the Company at any time without notice, for any reason and for no reason, with or without cause. Mr. Kozak's compensation includes an annual salary of $200,000, a standard benefits package and eligibility for the Company's performance bonus program. In connection with his consulting services, on May 4, 2005, the Company granted Mr. Kozak an option to purchase 125,000 shares of the Company's Common Stock vesting monthly over a 12-month period. In connection with this appointment, Mr. Kozak will receive an option to purchase 375,000 shares of the Company's Common Stock subject to the standard vesting schedule pursuant to the Company's 2000 Stock Option Plan, as amended. A copy of the Letter Agreement is attached hereto as Exhibit 10.3.
Item 9.01         Financial Statement and Exhibits.

(c)      Exhibits
         --------

         Exhibit 10.1 Indemnification Agreement dated June 10, 2005 and executed by ANTs software inc. and Joseph M. Kozak.

         Exhibit 10.2 Resignation of Boyd Pearce as President of ANTs software inc. effective June 10, 2005.

         Exhibit 10.3 Letter Agreement dated June 10, 2005 between ANTs software inc. and Joseph M. Kozak.

         Exhibit 99.1 Press release announcing appointment of Joseph M. Kozak as the President of ANTs software inc. dated June 15, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ANTs software inc.

Date:    June 15, 2005                By:   /s/     Boyd Pearce
                                           ------------------------------------
                                           Boyd Pearce, Chief Executive Officer